UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

PETROGRESS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-184459	27-2019626
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1013 Centre Road, Suite 403-A, Wilmington, DE 19805

(Address of principal executive offices) (Zip Code)

(561) 249-6511

(Registrant’s telephone number, including area code)

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, Fl. 32

New York, NY 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 27, 2016, the Board of Directors (the “Board”) of Petrogress, Inc. (the “Company” or the “Registrant”) approved the dismissal of David S. Friedkin CPA (“Friedkin”) as the Registrant’s independent public accountant.

The Company engaged Friedkin during the period from May 18, 2016 to September 27, 2016 (the “Engagement Period”). During the Engagement Period, Friedkin did not issue reports on the Company’s consolidated financial statements.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014, and through September 27, 2016, there were (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Friedkin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Friedkin, would have caused Friedkin to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of the Company, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedkin with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Friedkin furnish it with a letter addressed to the Commission stating that it agrees with the statements made above. A copy of Friedkin’s letter will be filed as Exhibit 16.1 as an amendment to this Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2016, the Board appointed Friedkin as its new independent accountant. During the Engagement Period, Friedkin reviewed the Company’s consolidated quarterly financial statements on Form 10-Q (the “Previously Issued Financial Statements”) as of and for the periods ended March 31, 2016 and June 30, 2016.

On September 21, 2016, the Company became aware that Friedkin, its then-current independent public accountant, had not been registered with the Public Company Accounting Oversight Board (the “PCAOB”). Consequently, the Company’s Previously Issued Financial Statements were not reviewed by a registered public accounting firm in accordance with rules and regulations of the Commission and thus are deemed substantially deficient and not timely filed. In addition, the Company’s Quarterly Reports on Form 10-Q (the “Original Filings”) must be amended (i) to identify the report as deficient; (ii) to label the columns of the financial statements as “not reviewed” and (iii) to describe how the Registrant will remedy the deficiency (collectively, the “Disclosures”).

As a result, the Board determined that the Previously Issued Financial Statements as of and for the quarters ended March 31, 2016 and June 30, 2016 presented in the Original Filings previously filed by the Company with the Commission should not be relied upon. The Company will amend the Original Filings to include the Disclosures.

The Company will engage a PCAOB-registered independent public accountant as required as soon as possible and will file subsequent amendments to the Original Filings as soon as practicable thereafter to remove the Disclosures and to make any changes resulting from the new auditor’s review to reflect compliance with Commission rules and regulations.

The Company’s management and the Board have discussed the matters disclosed under this Item 4.02 with Friedkin.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit number	Description
16.1	Letter from David S. Friedkin CPA to the U.S. Securities and Exchange Commission regarding statements included in this Form 8-K (to be filed by amendment).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2016

PETROGRESS, INC.

By:	/s/ Christos P. Traois
Name:	Christos P. Traois
Title:	Chief Executive Officer